UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 18, 2020
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. - Submission of Matters to a Vote of Security Holders
On May 18, 2020, S&T Bancorp, Inc. held its 2020 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 39,220,724 shares of the Company's common stock were entitled to vote as of March 18, 2020, the record date for the Annual Meeting. There were 31,643,274 shares voted at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal No. 1 - Election of Directors

	FOR	WITHHELD	BROKER NON-VOTES
Lewis W. Adkins, Jr.	25,955,494	208,315	5,479,465
David G. Antolik	25,229,793	934,016	5,479,465
Peter R. Barsz	25,954,453	209,356	5,479,465
Todd D. Brice	25,733,790	430,019	5,479,465
Christina A. Cassotis	25,908,578	255,231	5,479,465
Michael J. Donnelly	25,197,768	966,041	5,479,465
James T. Gibson	25,569,927	593,882	5,479,465
Jeffrey D. Grube	25,504,355	659,454	5,479,465
William J. Hieb	25,812,574	351,235	5,479,465
Jerry D. Hostetter	25,778,010	385,799	5,479,465
Robert E. Kane	25,827,587	336,222	5,479,465
James C. Miller	25,832,357	331,452	5,479,465
Frank J. Palermo, Jr.	25,824,059	339,750	5,479,465
Christine J. Toretti	24,936,721	1,227,088	5,479,465
Steven J. Weingarten	24,814,941	1,348,868	5,479,465
Proposal No. 2 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2020
The shareholders voted to ratify the selection of Ernst & Young LLP (Ernst & Young) as the Company's independent registered public accounting firm for the fiscal year 2020. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN
31,547,972	67,714	27,588
Proposal No. 3 - Advisory Vote on S&T's Executive Compensation
The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company's executive officers. The results of the vote were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,561,252	398,187	204,370	5,479,465

104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
May 20, 2020	Mark Kochvar Senior Executive Vice President, Chief Financial Officer